UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2016

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On August 25, 2016, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Sysco Corporation (“Sysco” or the “Company”) approved, pursuant to the Company’s 2013 Long-Term Incentive Plan, (i) annual cash incentive opportunities for certain officers of the Company in the form of the Fiscal 2017 Management Incentive Program For Corporate MIP Bonus-Eligible Positions (the “MIP”) and (ii) long-term, equity incentive opportunities for such officers in the form of performance share units (“PSUs”) and stock options.

Certain officers of the Company are eligible to receive MIP, stock option and PSU awards, including the following named executive officers (the “NEOs”) for purposes of the Company’s proxy statement to be filed in connection with the 2016 annual meeting of stockholders:

•	William J. DeLaney – Chief Executive Officer;

•	Thomas L. Bené – President and Chief Operating Officer;

•	Joel T. Grade – Executive Vice President and Chief Financial Officer;

•	Russell T. Libby – Executive Vice President, Administration and Corporate Secretary; and

•	Wayne R. Shurts – Executive Vice President and Chief Technology Officer.

Annual Incentive Bonus Opportunity – 2017 Management Incentive Program

With respect to each participant in the MIP, the Committee established a target annual incentive opportunity for fiscal 2017, which is expressed as a percentage of each participant’s fiscal 2017 annual base salary. The target opportunity under the MIP for each eligible NEO is as follows: Mr. DeLaney (150%), Mr. Bené (125%), and Messrs. Grade, Libby and Shurts (100%).

Annual incentive payments earned under the MIP will be based (i) 50% on the operating income performance of the Company as compared to projected, target operating income for the year, (ii) 25% on the Company’s gross profit dollar growth and North American Broadline (“NABL”) total cases growth as compared to projected, target year over year growth for each metric and (iii) 25% on the individual participant’s performance with respect to his or her own strategic bonus objectives (“SBOs”). The financial metrics related to Company performance will be adjusted for certain specified extraordinary or non-recurring items. Each individual participant’s annual incentive payment will be calculated as follows:

•	(Participant’s Bonus Target Amount) x (Operating Income Bonus Percentage) x 50%

•	(Participant’s Bonus Target Amount) x (Gross Profit Dollars Growth and NABL Total Cases Growth Percentage) x 25%

•	(Participant’s Bonus Target Amount) x (SBO Bonus Percentage) x 25%

Each of the above components for the annual incentive payment will be calculated and awarded independently. Each metric based on the Company’s financial performance has a possible payout between 0% and 200%, depending on the Company’s actual performance relative to established targets, and the individual SBO portion of the annual incentive payment has a possible payout of between 0% and 150%, depending on actual performance relative to established targets. Consequently, in the aggregate, the maximum incentive opportunity under the MIP would be 187.5% of an individual’s target opportunity. If performance with respect to any component does not meet the threshold level, a participant will not receive any payment with respect to that component.

Long-Term Equity Incentive Opportunity – PSUs and Stock Options

The Company’s fiscal year 2017 long-term incentives consist of awards of PSUs under the Performance Share Unit Agreement For Performance Period FY2017 – FY2019 (the “PSU Agreement”) and stock options. The PSUs with a performance period beginning in fiscal year 2017 represent 60% of the target long-term incentive opportunity, with stock options representing the remaining 40% of the target long-term incentive opportunity. Stock options granted in fiscal year 2017 will vest in 3 equal, annual installments.

The PSU Agreement provides the opportunity for participants to receive shares of Common Stock based on pre-established financial performance targets over a performance period of three fiscal years. The Committee has established performance criteria for the PSU Agreement based on (i) the Company’s earnings per share compound annual growth rate (“EPS CAGR”) as compared to projected, target EPS CAGR for the performance period, representing 66.7% of the total incentive opportunity, and (ii) the Company’s three-year average adjusted return on invested capital (“ROIC”), as compared to projected, target ROIC for the performance period, representing 33.3% of the total incentive opportunity.

Each PSU granted to participants under the PSU Agreement represents the right to receive one share of Common Stock, but the ultimate number of shares of Common Stock to be earned with respect to a participant’s PSUs will be determined at the end of the three-year performance period and could range from 0% to 200% of the target number of PSUs offered to the participant, based on the Company’s EPS CAGR and ROIC performance relative to the pre-established targets. Dividend equivalents accrue during the performance period and are paid either in shares or in cash, in the discretion of the Committee, based on the number of PSUs earned following certification of the Company’s performance.

The target number of PSUs awarded to each of the eligible NEOs under the PSU Agreement is as follows:

•	Mr. DeLaney – 93,117 PSUs;

•	Mr. Bené – 34,381 PSUs;

•	Mr. Grade – 25,070 PSUs;

•	Mr. Libby – 20,629 PSUs; and

•	Mr. Shurts – 23,279 PSUs.

Sysco’s Incentive Payment Clawback Policy

All payments received by participants under the MIP and the PSU Agreement are subject to the Company’s incentive payment clawback policy that allows the Company to recoup payments in the event of a restatement of financial results (other than a restatement due to a change in accounting policy), within 36 months of the payment of a bonus under the program, if the Committee or the Company determines that the bonus paid to the participant would have been lower had it been calculated based on such restated results.

In addition, pursuant to the PSU Agreement, in order to be eligible to receive an award of PSUs, each participant is required to have entered into an agreement (the “Protective Covenants Agreement”) protecting the Company’s interests and confidential information by restricting certain recipient behavior during, and following termination of, employment. The Protective Covenants Agreement includes, among other things, restrictions on unfair post-employment competitive activities, improper solicitation of Company employees and customers, and the misuse of confidential information. In the event that a participant violates any of the restrictive covenants in Protective Covenants Agreement, the participant forfeits the benefits and proceeds of the PSUs.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On and effective August 26, 2016, the Board, upon the recommendation of the Corporate Governance and Nominating Committee of the Board, amended and restated the By-Laws of the Company (the “By-Laws”) to establish the right for holders who have “owned” (as defined in the By-Laws) at least 3% of Sysco’s outstanding Common Stock continuously for a period of 3 years to nominate a number of director nominees equal to 20% of the total number of directors constituting the Board (rounded down), subject to a two nominee aggregate minimum, which nominees will be included in the Company’s proxy statement for the corresponding annual meeting of stockholders if the nominating stockholder(s) and the respective nominee(s) (each, a “Proxy Access Nominee”) comply with the additional eligibility, procedural and disclosure requirements set forth in the By-Laws, including the following established by such amendments:

•	A limit of 20 on the number of stockholders that may aggregate their ownership for purposes of satisfying the 3% threshold referenced above;

•	Procedures for nominating stockholders to submit timely written notice of their proxy access nominations;

•	Eligibility requirements for each Proxy Access Nominee;

•	Disclosures, agreements and representations required to be submitted to the Company by each nominating stockholder and each Proxy Access Nominee; and

•	Circumstances in which (i) the maximum number of Proxy Access Nominees shall be reduced or (ii) the Board will not be required to include any Proxy Access Nominees in the Company’s proxy statement for a particular annual meeting of stockholders.

Although the amendments described above are effective as of August 26, 2016, director nominations pursuant to the amended By-laws may be made for annual meetings occurring after January 1, 2017. The foregoing summary of the amendments made to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, as amended and restated and filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein. The provisions described above can be found in amended Section 9 of Article I.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Sysco Corporation dated August 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: August 31, 2016	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President, Administration
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Sysco Corporation dated August 26, 2016